DRIEHAUS MUTUAL FUNDS

Driehaus Frontier Emerging Markets Fund *DRFRX

(the “Fund”)

SUPPLEMENT DATED AUGUST 10, 2015

TO THE SUMMARY PROSPECTUS FOR THE FUND (“SUMMARY PROSPECTUS”) AND THE PROSPECTUS FOR THE FUND (“PROSPECTUS”), EACH DATED APRIL 15, 2015

The following information is added after the “Frontier Emerging Markets Risk” paragraph on page 3 of the Summary Prospectus and the Prospectus and after the first full paragraph on page 10 of the Prospectus:

Concentration Risk. The Fund may invest up to 35% of its total assets in securities of companies in any one industry if, at the time of investment, that industry represents 20% or more of the Fund’s benchmark index, currently the MSCI Frontier Emerging Markets Index. Accordingly, at any time the Fund has such a concentration of investments in a single industry group, it will be particularly vulnerable to factors that adversely affect that industry group.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (800) 560-6111.